Exhibit 99.2

CIT BANK HOLDING COMPANY APPLICATION APPROVED

             NEW YORK – December 22, 2008 – CIT Group Inc. (NYSE: CIT), a leading commercial finance company, announced today that its application to become a bank holding company under the Bank Holding Company Act of 1956, as amended, has been approved by the Board of Governors of the Federal Reserve System.

             "Today's announcement is an inflection point in CIT's 100 year history," said Jeffrey M. Peek, Chairman and CEO. “Bank holding company status is expected to provide us increased access to funding and a new platform from which we will serve our middle market and small business clients. We believe this step should ultimately enhance the value of our franchise.”

About CIT
CIT (NYSE: CIT) is a commercial bank holding company with more than $70 billion of assets that provides financial products and advisory services to the middle market. CIT maintains market leading positions in lending to mid-sized and small businesses, aerospace, rail and equipment leasing, vendor financing and factoring. CIT’s value proposition is to provide its customers, located in more than 50 countries across 30 industries, with the relationship, intellectual and financial capital needed to yield unique solutions and possibilities for their businesses. Founded in 1908, CIT is headquartered in New York and is a member of the S&P 500 and Fortune 500. http://www.cit.com/

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “plan,” “will,” “expect,” “may,” “would,” or the negative of any of those words or similar expressions are intended to identify forward-looking statements. All statements contained in this press release, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding the common stock offering, equity unit exchange or the notes exchange or related future events, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially due to numerous important factors that are described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond our control, and may cause our actual results to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the success, or lack thereof, of the transactions and other initiatives we are pursuing, including our application to the U.S. Treasury to participate in the Capital Purchase Program established under the Economic Emergency Stabilization Act of 2008, and our application to the Federal Deposit Insurance Corporation to participate in the Temporary Liquidity Guarantee Program. Accordingly, you should not place undue reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

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CIT MEDIA RELATIONS:
C. Curtis Ritter, 212-461-7711
Vice President, Director of External Communications & Media Relations
Curt.Ritter@cit.com

CIT INVESTOR RELATIONS:
Ken Brause, 212-771-9650
Executive Vice President
Ken.Brause@cit.com